UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

BROADSTONE NET LEASE, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39529	26-1516177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive Suite 300
Victor, New York		14564
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 585 287-6500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value	BNL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 21, 2024, Broadstone Net Lease, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Additionally, on February 21, 2024, the Company made available on its website an updated presentation containing quarterly supplemental information pertaining to its operations and financial results including the quarter ended December 31, 2023. A copy of the quarterly supplemental information is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release and quarterly supplemental information are also available on the Company’s website.

The information contained in this Item 2.02, including the information contained in the press release attached as Exhibit 99.1 hereto and quarterly supplemental information attached as Exhibit 99.2 hereto, are being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. References to the Company’s website in this Current Report on Form 8-K and in the attached Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 7.01 Regulation FD Disclosure.

Also on February 21, 2024, the Company posted its fourth quarter investor presentation on its website. The investor presentation, which members of the Company’s management may use in connection with upcoming investor presentations, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information contained in this Item 7.01, including the information contained in the investor presentation attached as Exhibit 99.3, are being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. References to the Company’s website in this Current Report on Form 8-K and in the attached Exhibit 99.3 to this Current Report on Form 8-K do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 21, 2024
99.2	Quarterly Supplemental Information for the Quarter Ended December 31, 2023

99.3	Investor Presentation dated February 21, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROADSTONE NET LEASE, INC.

Date:	February 21, 2024	By:	/s/ John D. Callan
Name: John D. Callan Title: Senior Vice President, General Counsel and Secretary